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                                                                   Exhibit 10.39

                                Amendment No. 2
                                    to the
                MAPICS, Inc. 1998 Employee Stock Purchase Plan

     This Amendment No. 2 ("Amendment") to the MAPICS, Inc. 1998 Employee Stock Purchase Plan is made and executed this 1/st/ day of December, 1999, to be effective as of December 1, 1999.

     WHEREAS, the Compensation Committee of the Board of Directors of MAPICS, Inc. (the "Corporation"), deems it to be in the best interests of the Corporation and its shareholders to effect certain amendments to the MAPICS, Inc. 1998 Employee Stock Purchase Plan (the "Plan") pursuant to Article 15 of the Plan, which amendments do not require approval of the shareholders of the Corporation;

     NOW, THEREFORE, in accordance with Article 15 of the Plan, the Plan is hereby amended as follows:

     1. Amendment to Article 11. Article 11 of the Plan is hereby deleted and replaced as follows:

Article 11 - Record of Stock.
----------------------------

     As soon as practicable after each Payment Period, the Company shall in its discretion either a) have the Company's transfer agent deliver a certificate for stock issued to participants, or b) transfer the stock in book form to a broker retained by the Company. Stock purchased under the Plan will be issued only in the name of the employee.

     2. Effect of Amendment. As modified hereby, the provisions of the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, the Corporation has caused this Amendment to be duly executed as of the date first above written.

                                        MAPICS, Inc.


                                        /s/ Martin D. Avallone
                                        ------------------------
                                        By: Martin D. Avallone
                                        Title: Vice President, General Counsel
                                               and Secretary